UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number        811-07358

                         Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:    (800) 338-8214

Date of fiscal year end:    October 31

Date of reporting period:   October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Eileen A. Moran, Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Senior Vice President, Chief Investment Officer &

Assistant Secretary

William J. Renahan

Vice President & Secretary

Dianna P. Wengler

Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

Computershare

P.O. Box 43078

Providence, RI 02940

Call toll-free (866) 221-1681

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Duff & Phelps Utility and Corporate Bond Trust Inc.

ANNUAL REPORT

OCTOBER 31, 2018

December 13, 2018

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

Over the past year, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund” or the “Fund”), was influenced by questions about the resiliency of the U.S. economy in light of the ongoing shift to a less accommodative monetary policy amidst an environment of modest global growth and rising geopolitical risk. Against the backdrop of positive albeit moderate U.S. economic growth and increasing fiscal uncertainty, the Federal Reserve remained undeterred and committed to raising the federal funds rate at a slow and gradual pace. Although the long awaited increase in long-term rates finally started to materialize, upward pressure on U.S. interest rates was mitigated by relatively low global interest rates and the continued demand for U.S. Treasury securities. This increase in U.S. interest rates had a negative impact on the total return of the DUC Fund, along with the broader fixed income market.

The following table compares the performance of the DUC Fund to a broad-based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[1] For the period indicated through October 31, 2018
	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Corporate Bond Trust Inc.
Market Value[2]	-5.6%	1.4%	1.8%
Net Asset Value[3]	-2.4%	1.4%	1.9%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-2.1%	1.0%	1.8%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DUC Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DUC Fund’s expenses (ratios detailed on page 13 of this report) reduce the DUC Fund’s NAV, they are already reflected in the DUC Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DUC Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DUC Fund.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, residential mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The index is calculated on a total return basis and rebalanced monthly. Income generated during the month is held in the index without a reinvestment return until month-end when it is removed from the index. The index is unmanaged; its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment. Source: Bloomberg L.P.

Based on the October 31, 2018 closing price of $8.19 and a monthly distribution of $0.035 per share, the DUC Fund common stock had an annualized distribution rate of 5.13%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

MARKET OVERVIEW AND OUTLOOK

During the third calendar quarter of 2018, the U.S. economy grew at a solid pace. After the somewhat typical sluggish start to the year, growth rebounded nicely as U.S. GDP rose at 4.2% and 3.5% for the second and third quarters, respectively. However, enthusiasm stemming from the recently enacted tax cuts was offset to some extent by concerns over potential trade wars and increasing geopolitical tension. In addition, the slow start to the year and modest growth in general raised questions about the durability of the multi-year economic expansion against a backdrop of less accommodative monetary policy and uncertain global growth. On the consumer side, household finances continued to improve, due in part to a strong job market, continued strength in the housing sector, low energy prices and the recently enacted tax cuts. On the corporate side, profitability remained strong and many industries also benefited from recent tax legislation. U.S. companies continued to issue debt at a brisk pace in order to take advantage of still favorable borrowing costs and the ongoing demand from global investors. Nationally, political gridlock, election year rhetoric and expanding U.S. budget deficits did little to reduce fiscal uncertainty, and rising interest rates were expected to increase the cost of the country’s growing debt burden. Locally, in part due to a healthier tax base and better financial management, many state and city governments saw higher revenues and replenished reserves, while some municipalities remained burdened with staggering unfunded pension liabilities. Globally, the economies of many countries showed signs of modest growth, while key central banks remained cautious in their efforts to normalize monetary policy.

Late in 2015, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, began to reverse the highly accommodative policy of the previous seven years, when it raised the target range for the federal funds rate for the first time in almost a decade. Over this tightening cycle, the target range for the federal funds rate has been raised eight times, with the most recent increase coming on September 26, 2018, when it was raised to a range of 2.00% to 2.25%. As a result, investors were faced with the reality that the era of unprecedented U.S. monetary stimulus had come to an end. However, amidst occasional bouts of volatility in the financial markets and choppy U.S. growth, the FOMC remained committed to raising the federal funds target rate at a gradual pace. In addition, upward pressure on longer term U.S. interest rates was mitigated by relatively low global interest rates, moderate inflation and renewed geopolitical tensions, which once again caused many investors to look to the relative safety of the U.S. bond market. Over the twelve month period ended October 31, 2018, the U.S. Treasury yield curve shifted upward (i.e., yields increased across all maturities) and flattened (i.e., the gap between short-term yields and long-term yields decreased), as yields increased by 127 basis points on 2-year maturities, by 76 basis points on 10-year maturities and by 51 basis points on 30-year maturities. The increase in yields resulted in negative returns in many sectors of the broader investment grade fixed income markets.

Nearly ten years after the recession, the U.S. economy remains on track to experience steady, albeit moderate, growth over the next few quarters. A strong job market, improving housing sector, income tax reform and low energy prices continue to provide support for consumers. Although recent U.S. GDP numbers indicate the economy could be moving into a more typical recovery phase, we believe that modest global growth, increased fiscal uncertainty and the ongoing move to a less accommodative monetary policy are likely to temper U.S. growth and moderate the recovery to some extent. In November, the FOMC commented that recent information indicates that the labor market has continued to strengthen and that economic activity has been rising at a strong rate. The FOMC also said it expects that further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions and inflation near the committee’s objective. While policy makers are likely to remain divided between those who fear the potential for a rise in inflation and those who worry about the risk of raising interest rates too fast, we believe that choppy economic growth and moderate inflation increase the likelihood that the FOMC will continue to move cautiously as it endeavors to normalize monetary policy.

If the U.S. economy continues to post steady, if moderate growth, the debate over the FOMC’s ability to raise the federal funds target rate to a more normal rate, against a backdrop of low inflation and modest growth, is likely to continue. Given volatile equity markets, rising trade tensions, ongoing geopolitical concerns and the developing implications of the flattening yield curve, the fixed income market is likely to remain highly volatile and reactive to the tone of economic data. In the near term, we expect a continuing tepid U.S. economic recovery and relatively low global interest rates to limit upward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in interest rates. If that happens, the total return of leveraged bond funds, including the DUC Fund, would likely be reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times, a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital may occur, for example, when some of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the twelve month period ended October 31, 2018, 66% of the total distributions were attributable to current year net investment income and 34% were in excess of current year net investment income. The characterization of the distributions for GAAP purposes and federal income tax purposes differs, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes, the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In early 2019, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2018 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of October 31, 2018, the DUC Fund’s leverage consisted of floating rate senior debt in the amount of $105 million, which constituted approximately 29% of the DUC Fund’s total assets. The amount and type of leverage is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s NAV and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. A larger rise in short-term interest rates relative to long-term interest rates could have an adverse effect on the income provided from leverage. If the DUC Fund was to conclude that the use of leverage was likely to be less beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The DUC Fund does not use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. As a result of the DUC Fund’s mandate to invest in the credit markets, any disruptions in the broader credit markets could materially and adversely impact the valuation of the investments held in the DUC Fund.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DUC Fund’s returns. For example, an extended period of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2018, the DUC Fund’s portfolio of investments had an average maturity of 3.7 years and a duration of 3.2 years, while the Bloomberg Barclays U.S. Aggregate Bond Index had an average maturity of 8.4 years and a duration of 6.0 years.

As a practical matter, it is not possible for the DUC Fund to be completely insulated from disruptions in the broader credit market or unexpected moves in interest rates. Management believes that over the long-term, the diversification of the portfolio across industries and issuers, in addition to the conservative distribution of assets along the yield curve, positions the DUC Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DUC Fund, and would likely put downward pressure on both the net asset value and market price of such funds.

BOARD OF DIRECTORS MEETING

At the regular September 2018 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	October 15	October 31
3.5	November 15	November 30
3.5	December 17	December 31

At the regular December 2018 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	January 15	January 31
3.5	February 15	February 28
3.5	March 15	March 29

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. The cash purchase option permits Plan participants to make voluntary additional share purchases in the open market through the Plan’s Agent, Computershare. For those shareholders who wish to continue receiving their dividends in cash, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Further information about the Plan and direct deposit is available from Computershare, at 1-866-221-1681 or www.computershare.com/investor.

For more information about the DUC Fund, shareholders can access www.dpimc.com/duc.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA Senior Vice President, Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DUC Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

October 31, 2018

Principal Amount (000)	Description	Value
	LONG-TERM INVESTMENTS—138.1%
	Corporate Bonds—138.0%
	Electric, Gas and Water—52.0%
$4,500	American Water Capital Corp., 3.40%, 3/01/25	$4,377,420
5,000	CMS Energy Corporation, 5.05%, 3/15/22 (a)(b)	5,200,657
10,000	CalEnergy Company, Inc., 8.48%, 9/15/28 (a)(b)	13,173,809
10,713	The Cleveland Electric Illuminating Company, 8.875%, 11/15/18	10,735,258
5,000	The Detroit Edison Company, 3.45%, 10/01/20 (a)	5,008,518
4,000	Dominion Resources, Inc., 5.20%, 8/15/19 (a)	4,070,584
10,000	Entergy Texas, Inc., 7.125%, 2/01/19 (a)(b)	10,100,589
5,000	Florida Power & Light Company, 3.25%, 6/01/24	4,960,047
5,000	Indiana Michigan Power Company, 3.20%, 3/15/23	4,905,960
2,000	Integrys Energy Group, Inc., 4.17%, 11/01/20	2,023,913
5,000	Interstate Power and Light Company, 3.25%, 12/01/24	4,849,537
4,000	National Fuel Gas Company, 3.75%, 03/01/23	3,896,490
4,000	Nevada Power Company, 7.125%, 3/15/19 (a)(b)	4,059,845
3,900	NiSource Finance Corp., 3.49%, 5/15/27	3,667,932
5,000	Oncor Electric Delivery Company, LLC, 7.00%, 9/01/22 (a)	5,629,017
3,350	Potomac Electric Power Company, 3.60%, 3/15/24	3,342,760
10,000	Progress Energy, Inc., 7.05%, 3/15/19 (a)(b)	10,148,727
4,000	Public Service Electric & Gas Company, 3.75%, 3/15/24 (a)(b)	4,018,960
4,000	Sempra Energy, 3.55%, 6/15/24	3,905,666
5,000	Southern California Edison Company, 3.875%, 6/01/21 (a)(b)	5,029,214
4,000	Southern Power Company, 4.15%, 12/01/25 (a)	3,918,973

Principal Amount (000)	Description	Value
$ 5,000	Western Massachusetts Electric Company, 3.50%, 9/15/21 (a)	$ 4,992,889
4,000	Wisconsin Energy Corporation, 3.55%, 6/15/25 (a)(b)	3,925,793
4,000	Xcel Energy Inc., 3.35%, 12/01/26 (a)	3,819,453

		129,762,011

	Financial—39.2%
4,000	American Tower Corporation, 3.00%, 6/15/23	3,835,782
3,000	AvalonBay Communities, Inc., 3.95%, 1/15/21 (a)(b)	3,025,294
3,000	Bank of America Corporation, 5.00%, 5/13/21	3,106,622
3,000	Citigroup Inc., 4.50%, 1/14/22 (a)	3,066,465
4,000	Crown Castle International Corp., 5.25%, 1/15/23	4,175,244
4,000	Digital Realty Trust, L.P., 5.25%, 3/15/21 (a)	4,137,029
4,000	Duke Realty Limited Partnership, 3.875%, 10/15/22 (a)	4,022,599
3,000	ERP Operating Limited Partnership, 4.75%, 7/15/20	3,058,114
3,500	Fifth Third Bancorp, 3.50%, 3/15/22 (a)(b)	3,473,254
5,000	General Electric Capital Corporation, 4.375%, 9/16/20 (a)(b)	5,065,479
4,000	The Goldman Sachs Group, Inc., 5.25%, 7/27/21 (a)	4,161,658
4,000	HCP, Inc., 4.25%, 11/15/23 (a)	3,980,212
4,000	JPMorgan Chase & Co., 3.90%, 7/15/25	3,944,578
4,000	KeyCorp., 5.10%, 3/24/21 (a)(b)	4,142,455
4,000	Kimco Realty Corporation, 3.20%, 5/01/21 (a)(b)	3,961,199
4,000	Liberty Property Limited Partnership, 4.125%, 6/15/22	4,049,469
5,000	National City Corporation, 6.875%, 5/15/19 (a)	5,104,060
3,000	Prologis, L.P., 3.75%, 11/01/25	2,976,513
4,000	Regency Centers, L.P., 4.80%, 4/15/21 (a)	4,089,151

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description	Value
$ 4,000	Simon Property Group, L.P., 4.375%, 3/01/21 (a)(b)	$ 4,080,252
3,000	UDR, Inc., 4.625%, 1/10/22 (a)(b)	3,060,914
4,000	Ventas Realty, Limited Partnership and Ventas Capital Corporation, 4.25%, 3/01/22 (a)(b)	4,067,219
4,000	Vornado Realty L.P., 5.00%, 1/15/22	4,120,228
5,000	Wells Fargo & Company, 4.125%, 8/15/23	5,017,379
4,000	Welltower, Inc., 6.125%, 4/15/20 (a)	4,145,575

		97,866,744

	Oil & Gas Storage, Transportation and Production—24.5%
4,000	Conoco Inc., 6.95%, 4/15/29 (a)	4,936,311
8,000	EQT Corporation, 8.125%, 6/01/19 (a)(b)	8,221,564
5,000	Enterprise Products Operating LLC, 6.50%, 1/31/19 (a)	5,040,571
1,500	Enterprise Products Operating LLC, 3.35%, 3/15/23	1,470,236
5,000	Kinder Morgan Energy Partners, L.P., 7.75%, 3/15/32 (a)(b)	6,077,670
5,000	Magellan Midstream Energy Partners, L.P., 6.55%, 7/15/19 (a)	5,117,871
4,000	ONEOK Partners, L.P., 4.90%, 3/15/25 (a)	4,101,456
5,000	Phillips 66, 3.90%, 3/15/28	4,799,017
4,000	Plains All American Pipeline, L.P., 5.00%, 2/01/21 (a)	4,084,180
10,000	Trans-Canada PipeLines Limited, 9.875%, 1/01/21 (Canada) (a)(b)	11,288,191
6,000	Williams Partners L.P., 4.30%, 3/04/24 (a)	5,998,379

		61,135,446

	Industrial—19.0%
4,000	Amgen Inc., 4.10%, 6/15/21 (a)(b)	4,057,605
4,000	CSX Corporation, 4.25%, 6/01/21 (a)(b)	4,076,713
3,000	CVS Health Corporation, 4.125%, 5/15/21 (a)(b)	3,037,897

Principal Amount (000)	Description	Value
$ 4,000	Caterpillar Inc., 3.90%, 5/27/21 (a)(b)	$ 4,052,586
6,000	The Dow Chemical Company, 9.00%, 4/01/21 (a)	6,684,527
4,000	Ford Motor Company, 4.346%, 12/08/26 (a)(b)	3,633,565
5,000	Sun Company, Inc., 9.00%, 11/01/24	5,650,101
5,275	Tele-Communications, Inc., 10.125%, 4/15/22 (a)(b)	6,292,080
3,200	Tele-Communications, Inc., 9.875%, 6/15/22 (a)	3,814,278
5,000	Time Warner, Inc., 9.15%, 2/01/23 (a)(b)	5,916,898

		47,216,250

	Telecommunications—3.3%
4,000	AT&T Inc., 4.60%, 2/15/21 (a)	4,080,677
4,000	Verizon Communications Inc., 3.45%, 3/15/21 (a)	4,005,979

		8,086,656

	Total Corporate Bonds (Cost $342,552,966)	344,067,107

	U.S. Government and Agency Mortgage-Backed Securities—0.1%
	Federal National Mortgage Association, Pass-Through Certificates,
45	8.00%, 10/01/30	52,188
177	7.00%, 12/01/31	196,393
	Government National Mortgage Association, Pass-Through Certificates,
4	7.00%, 3/15/26	4,120
28	8.00%, 11/15/30	29,364

	Total U.S. Government and Agency Mortgage-Backed Securities (Cost $257,791)	282,065

	TOTAL INVESTMENTS—138.1%
	(Cost $342,810,757)	344,349,172

	Secured borrowings—(42.1)%	(105,000,000)
	Other assets less other liabilities—4.0%	10,066,328

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$249,415,500

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2018:

Level 2
Corporate bonds	$344,067,107
U.S. Government and Agency mortgage-backed securities	282,065

Total	$344,349,172

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

Summary of Ratings as a Percentage of

Long-Term Investments

Rating*	%
AA	0.1
A	28.7
BBB	70.0
BB	1.2

100.0

*

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. (“Fitch”) is used, if available. The Fund does not evaluate these ratings but simply assignes them to the appropriate credit quality category as determined by the rating agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 0% of the portfolio at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Asset Class Allocation**

Sector Allocation**

**	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

ASSETS:

Investments at value (cost $342,810,757) including $95,737,211 of securities loaned	$344,349,172

Cash	9,356,171

Receivables:

Interest	4,732,329

Securities lending income	407

Prepaid expenses	8,693

Total assets	358,446,772

LIABILITIES:

Secured borrowings (Note 7)	105,000,000

Payable for securities purchased	3,745,636

Investment advisory fee (Note 3)	150,953

Administrative fee (Note 3)	29,782

Interest on borrowings (Note 7)	20,125

Accrued expenses	84,776

Total liabilities	109,031,272

NET ASSETS APPLICABLE TO COMMON STOCK	$249,415,500

CAPITAL:

Common stock ($0.01 par value, 599,992,400 shares authorized, 27,494,683 shares issued and outstanding)	$274,947

Additional paid-in capital	307,221,695

Total distributable earnings (loss)	(58,081,142)

Net assets applicable to common stock	$249,415,500

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.07

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2018

INVESTMENT INCOME:

Interest	$14,088,515

Dividends	22,339

Securities lending income, net	71,247

Total investment income	14,182,101

EXPENSES:

Interest expense and fees (Note 7)	3,436,575

Investment advisory fees (Note 3)	1,831,626

Administrative fees (Note 3)	360,255

Directors’ fees (Note 3)	101,721

Professional fees	99,460

Reports to shareholders	51,150

Custodian fees	34,635

Transfer agent fees	32,485

Other expenses	44,935

Total expenses	5,992,842

Net investment income	8,189,259

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	1,082,554

Net change in unrealized appreciation (depreciation) on investments	(15,499,004)

Net realized and unrealized loss on investments	(14,416,450)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(6,227,191)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2018	For the year ended October 31, 2017
OPERATIONS:

Net investment income	$8,189,259	$9,321,498

Net realized gain	1,082,554	229,946

Net change in unrealized appreciation (depreciation)	(15,499,004)	(6,057,533)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(6,227,191)	3,493,911

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(12,372,607)	(16,496,810)

Total decrease in net assets	(18,599,798)	(13,002,899)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	268,015,298	281,018,197

End of year	$249,415,500	$268,015,298

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. STATEMENT OF CASH FLOWS For the year ended October 31, 2018

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$19,840,660

Income dividends received	22,339

Securities lending income, net	71,172

Expenses paid	(2,596,830)

Interest paid on borrowings	(3,400,263)

Purchase of investment securities	(66,517,575)

Proceeds from sales and maturities of investment securities	82,998,502

Net cash provided by operating activities		$30,418,005

Cash flows provided by (used in) financing activities:

Distributions paid	(12,372,607)

Decrease in borrowings	(20,000,000)

Net cash used in financing activities		(32,372,607)

Net decrease in cash		(1,954,602)

Cash—beginning of year		11,310,773

Cash—end of year		$9,356,171

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities—

Net decrease in net assets resulting from operations		$(6,227,191)

Purchase of investment securities	(66,517,575)

Proceeds from sales and maturities of investment securities	82,998,502

Net realized gain on investments	(1,082,554)

Net change in unrealized (appreciation) depreciation on investments	15,499,004

Net amortization and accretion of premiums and discounts on debt securities	5,104,899

Decrease in interest receivable	647,246

Increase in interest payable on borrowings	2,562

Increase in other receivable	(75)

Decrease in accrued expenses	(6,813)

Total adjustments		36,645,196

Net cash provided by operating activities		$30,418,005

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

PER SHARE DATA:	For the year ended October 31,				For the ten months ended October 31, 2014	For the year ended December 31, 2013
	2018	2017	2016	2015
Net asset value, beginning of period	$9.75	$10.22	$10.29	$10.80	$10.92	$11.93

Net investment income	0.30	0.34	0.38	0.41	0.35	0.45
Net realized and unrealized gain (loss)	(0.53)	(0.21)	0.15	(0.32)	0.21	(0.60)
Distributions on auction market preferred shares:
Net investment income	—	—	—	—	—	(0.02)

Net increase (decrease) from investment operations applicable to common stock	(0.23)	0.13	0.53	0.09	0.56	(0.17)

Distributions on common stock:
Net investment income	(0.45)	(0.60)	(0.60)	(0.60)	(0.68)	(0.84)

Net asset value, end of period	$9.07	$9.75	$10.22	$10.29	$10.80	$10.92

Per share market value, end of period	$8.19	$9.14	$9.44	$9.39	$9.92	$10.03

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.33%	2.08%	1.76%	1.52%	1.48%*	1.69%
Operating expenses, without leverage	0.99%	1.01%	1.01%	0.99%	0.99%*	1.05%
Net investment income	3.18%	3.42%	3.71%	3.88%	3.90%*	3.95%
SUPPLEMENTAL DATA:
Total return on market value(1)	(5.62)%	3.24%	7.02%	0.71%	5.61%	(11.68)%
Total return on net asset value(1)	(2.40)%	1.35%	5.32%	0.82%	5.21%	(1.48)%
Portfolio turnover rate	20%	11%	11%	14%	8%	4%
Net assets applicable to common stock, end of period (000’s omitted)	$249,416	$268,015	$281,018	$282,900	$296,932	$300,121
Secured borrowings outstanding, end of period (000’s omitted)(2)	$105,000	$125,000	$125,000	$125,000	$125,000	$125,000
Asset coverage on borrowings(3)	$3,375	$3,144	$3,248	$3,263	$3,375	$3,401
Asset coverage ratio on borrowings(4)	338%	314%	325%	326%	338%	340%

*	Annualized
(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings are not publicly traded.
(3)

Represents value of net assets applicable to common stock plus the borrowings outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common stock.

(4)	Represents value of net assets applicable to common stock plus the borrowings outstanding at period end divided by the borrowings outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 23, 1992. The Fund commenced operations on January 29, 1993 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment grade quality. In 2014, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Preferred equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Preferred equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Debt securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2015 to 2018 are subject to review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

F. Accounting Standards: In 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No 2017-08, which shortens the premium amortization period for callable debt. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of ASU No. 2017-08 and its impact on the financial statements and accompanying notes.

In August, 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of ASU No. 2018-13 and has determined to early adopt all aspects under the ASU effective immediately.

G. Regulation S-X: In October 2018, the Securities and Exchange Commission issued amendments to Regulation S-X on financial reporting. These amendments eliminated certain disclosure requirements that were redundant or outdated in light of changes in US GAAP and streamlined financial reporting related to the components of capital in the statement of assets and liabilities, distributions in the statement of changes in net assets, and eliminated certain end of period disclosure requirements. Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

A summary of the reclassifications relating to the October 31, 2017 amounts included the following:

(i)

“Net assets” disclosed in the statement of changes in net assets at October 31, 2017 included distributions in excess of net investment income of $23,150,170. This disclosure was eliminated as a result of the amendments.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2018 were $101,721.

D. Affiliated Shareholder: At October 31, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 52,836 shares of the Fund, which represents 0.19% of the shares of common stock outstanding. These shares may be sold at any time.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government and agency mortgage-backed securities and short-term investments) for the year ended October 31, 2018 were $70,263,211 and $82,965,734 respectively. Purchases and sales of U.S. Government and agency mortgage-backed securities for the year ended October 31, 2018 were $-0- and $32,768, respectively.

Note 5. Distributions and Tax Information

At October 31, 2018, the federal tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$365,130,474	$3,799,439	$(24,580,741)	$(20,781,302)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	10/31/2018	10/31/2017
Distributions paid from ordinary income	$12,372,607	$16,496,810

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$6,984,784
Other accumulated loss	(44,284,624)
Net unrealized appreciation (depreciation)	(20,781,302)

$(58,081,142)

At October 31, 2018, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration. During the year ended October 31, 2018, capital loss carryforwards of approximately $10,662,650 expired for federal income tax purposes.

Short Term	Long Term	Total
$68,738	$44,215,886	$44,284,624

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2018, the following reclassifications were recorded:

Paid-in Capital	Total distributable earnings
$(10,662,650)	$10,662,650

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

The reclassifications primarily relate to permanent differences attributable to the expiration of capital loss carryforwards. These reclassifications have no impact on the net asset value of the Fund.

Note 7. Borrowings

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash, up to a limit of $125,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate of 0.90% on the amount borrowed. A commitment fee of 0.90% on any undrawn balance was also paid during the period November 1, 2017 through March 14, 2018 and is included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon 179 days’ notice or following an event of default. During the year ended October 31, 2018 the Fund’s borrowing under the facility ranged between $125,000,000 and $105,000,000. For the year ended October 31, 2018, the average daily borrowings under the Facility and the weighted daily average interest rate were $108,643,836 and 3.09%, respectively. As of October 31, 2018, the amount of such outstanding borrowings was $105,000,000. The interest rate applicable to the borrowing at October 31, 2018 was 3.46%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Federal Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery.

In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends, or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At October 31, 2018, Hypothecated Securities under the Facility had a market value of $245,573,254 and Rehypothecated Securities had a market value of $95,737,211. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc. (the Fund), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four fiscal years in the period then ended, the ten month period ended October 31, 2014, and the year ended December 31, 2013 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the four fiscal years in the period then ended, the ten month period ended October 31, 2014, and the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 12, 2018

TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended October 31, 2018:

Interest-Related Dividends for Non-U.S. Residents	73.5	%*

*

Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under Sec. 871(k)(1) of the Internal Revenue Code.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/duc or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/duc.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2017: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”).

DIRECTORS OF THE FUND (Unaudited)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 58	Director	Term expires 2021; Director since 2014	Retired since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	77	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Robert J. Genetski Age: 76	Director	Term expires 2019; Director since 2009	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

Philip R. McLoughlin Age: 72	Director	Term expires 2019; Director since 1996	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	81	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 67	Director	Term expires 2020; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	77

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Eileen A. Moran Age: 64	Director and Vice Chairperson of the Board	Term expires 2021; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

David J. Vitale Age: 72	Director and Chairman of the Board	Term expires 2020; Director since 2005	Chairman of the Board of the Fund, DNP and DTF since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	4	Director, United Continental Holdings, Inc. (airline holding company), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director

Nathan I. Partain, CFA Age: 62	Director, President and Chief Executive Officer	Term expires 2019; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund and DTF since 2004 and of DPG since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alan M. Meder, CFA, CPA Age: 59	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Member, Board of Governors of CFA Institute 2008-2014 (Chair of the Board of Governors of CFA Institute 2012-2013; Vice Chairman of the Board 2011-2012); Financial Accounting Standards Advisory Council Member 2011-2014

Daniel J. Petrisko, CFA Age: 58	Chief Investment Officer since 2004, Senior Vice President since 2017 and Assistant Secretary since 2015 (Vice President 2000-2016; Portfolio Manager 2002-2004)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017; Senior Vice President 1997-2014; Vice President 1995-1997)

William J. Renahan Age: 49	Vice President and Secretary since 2015	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President and Secretary, Virtus closed-end funds (4 portfolios) since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999–2012

Joyce B. Riegel Age: 64	Chief Compliance Officer since 2003	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004-2014; Vice President 2002-2004)

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 58	Vice President and Assistant Secretary since 2014	Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC since 2016 (Vice President 1990-2015); Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Registered common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders will automatically be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to Plan participants.

The reinvestment shares are credited to the Plan participant’s account in the Fund’s stock records maintained by the Plan Agent, including a fractional share to six decimal places. The Plan Agent sends to each Plan participant a monthly written statement of each transaction in the Plan participant’s share account, including information that the participant will need for income tax records. Shares held in the Plan participant’s account have full distribution and voting rights. Plan participants may elect to send to the Plan Agent certificates for their other shares of the Fund’s stock, which will be included in statements of their share accounts as non-certificated shares. The Plan Agent does not currently charge a fee per deposit, but may do so in the future.

The cost of administering the Plan is borne by the Fund. There is no brokerage commission charged on shares issued directly by the Fund. However, Plan participants will pay a per share fee (which includes brokerage commissions or equivalent purchase costs) incurred in connection with purchases by the Plan Agent for reinvestment of distributions and voluntary cash payments.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases will be made commencing with the date of the first distribution payment after receipt of the funds for additional purchases (assuming funds have been received at least two business days prior to the distribution date), and may be aggregated with purchases of shares for reinvestment of distributions. Shares will be allocated to the accounts of Plan participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Plan Agent and a per share fee incurred in connection with such purchases. Checks are to be drawn in U.S. dollars and drawn against a U.S. bank.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a distribution, and 35 days for voluntary additional share investment, except where deferral is required under applicable federal or state laws or regulations.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the Plan participant by telephone, Internet, or written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the Plan participant, unless the Plan participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

A Plan participant may leave the Plan at any time by telephone, Internet or written notice to the Plan Agent. If notification is received by the Plan Agent after the record date of a distribution, it may not be effective until the next distribution. Upon discontinuing participation, a Plan participant has three choices: (i) if so requested by telephone, Internet or written notice, the Plan Agent will sell the Plan participant’s shares and send a check for the net proceeds after deducting the Plan Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04); (ii) if so requested by telephone, Internet or written notice, the Plan participant’s shares may be electronically transferred to the Plan participant’s stock broker through the Direct Registration System; or (iii) if not so requested in (i) or (ii), the Plan participant will receive by mail a certificate for the number of whole non-certificated shares held in the Plan participant’s account and a check for the value of the fractional share, less applicable fees. The Fund reserves the right to amend the Plan to institute a service charge to participants. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent distributions in cash. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. The Plan permits a nominee to participate on behalf of its underlying owners who wish to participate. However, some nominees may not permit an underlying owner to participate without transferring the shares into the owner’s name.

The automatic reinvestment of dividends and distributions will not relieve Plan participants of any federal income tax that may be payable (or required to be withheld) on such distributions. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all Plan participants at least 90 days before the record date for the distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all Plan participants. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681 or by visiting the Plan Agent’s website, www.computershare.com/investor.

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://www.dpimc.com/duc. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant Ernst &Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit Fees (1)	$56,000	$57,300
Audit-Related Fees (2)(6)	0	0
Tax Fees (3)(6)	8,350	8,510
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,350	8,510

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DTF).

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 12, 2018)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g.. comfort letters, consents), and assistance in responding to SEC comment letters

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

None

Appendix E

Prohibited Non-Audit Services

∎	Bookkeeping or other services related to the accounting records or financial statements of the audit client

∎	Financial information systems design and implementation

∎	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

∎	Actuarial services

∎	Internal audit outsourcing services

∎	Management functions

∎	Human resources

∎	Broker-dealer, investment adviser or investment banking services

∎	Legal services

∎	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 13, 2018

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes”.

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K.	“social issues” refers to social, political and environmental issues.

L.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.	Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines.

III.	Special Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholder of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; Nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters and management matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups, and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

The Adviser has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”) a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures. Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with the ISS guidelines.

B.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

C.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.

In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Manager

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The member of that investment team that is primarily responsible for the day-to-day management of the Fund’s portfolio and his areas of responsibility and expertise, as of December 28, 2018, is as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been an Executive Managing Director of the Adviser since March 2017 (Senior Managing Director from 2014 to February 2017, Senior Vice President from 1997 to 2014 and Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Manager

The following table provides information as of October 31, 2018 regarding the other accounts besides the Fund that are managed by the portfolio manager of the Fund. As noted in the table, the portfolio manager of the Fund may also manage or be a member of the management team for certain other accounts. As of October 31, 2018, the Fund’s portfolio manager did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor does he manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)
Daniel J. Petrisko	1	$ 3,649	—	—	8	$ 1,840

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of any other accounts he manages. Such conflicts could include aggregation of orders for all accounts managed by the portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Manager

The following is a description of the compensation structure, as of October 31, 2018, of the Fund’s portfolio manager.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The portfolio manager receives a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: The portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be paid in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio manager is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three- and five-year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio manager’s incentive bonus compensation is compared to the Barclays U.S. Aggregate Bond Index. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in RSUs of Virtus that vest over three years.

The performance portion of the portfolio manager’s incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and thus, indirectly, the profitability of Virtus).

Other Benefits: The portfolio manager is eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Manager

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2018, by the portfolio manager identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Petrisko	$10,001-$50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 29, 2018) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)        There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$101,810

Fees paid to securities lending agent from a revenue split	$(30,563)

Net income from securities lending activities	$71,247

(b)          The registrant does not have a standalone securities lending program. However, the provisions of the registrant’s committed facility agreement with a commercial bank (which is collateralized by certain portfolio securities of the registrant) allow the bank to borrow securities pledged by the registrant and lend them to third parties and affiliates of the bank. The bank shares with the registrant a portion of the revenue it receives from lending those securities. The above-described provisions of the registrant’s committed facility operate in a manner similar to a securities lending program. In connection with those borrowing and lending activities, the bank performs the following services:

•	locating borrowers
•	monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing the securities, not the registrant’s collateral under the facility)
•	requiring additional collateral as necessary (as above)
•	cash collateral management
•	qualified dividend management
•	negotiation of loan terms
•	selection of securities to be loaned
•	recordkeeping and account servicing
•	monitoring dividend activity and material proxy votes relating to loaned securities, and
•	arranging for return of loaned securities to the registrant at loan termination

ITEM 13.	EXHIBITS

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 28, 2018